Operating Lease Right-of-Use Assets, Net (Tables)	12 Months Ended
Jun. 30, 2022
Disclosure Text Block [Abstract]
Schedule of operating lease right -of-use assets
	2021	Increase/ (Decrease)	Exchange Rate Translation	2022
Shou Hill Valley Area	$2,321,945	$-	$(86,942)	$2,235,003
Villas	2,291,798	-	(85,814)	2,205,984
Base Station Tower	270,484	-	(10,128)	260,356
Farmland*	-	2,319,791	(84,788)	2,235,003
Office	-	167,397	(6,118)	161,279
Total right-of-use assets, at cost	4,884,227	2,487,188	(273,790)	7,097,625
Less: accumulated amortization	(621,491)	(522,575)	96,906	(1,047,160)
Right-of-use assets, net	$4,262,736	$1,964,613	(176,884)	$6,050,465

*	On July 7, 2021, E-Home Pingtan entered into an agreement with an unaffiliated company and individual to obtain the right of use for farmland of 74 acers for $2,319,791 (RMB 15,000,000). The Company paid the installment of $2,319,791 (RMB 15,000,000) to the individual as of June 30, 2022.